UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  March 9, 2023

DLH Holdings Corp.
(Exact name of Registrant as Specified in its Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(770) 554-3545
Registrant's telephone number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq	Capital Market

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of matter to a Vote of Security Holders.

On March 9, 2023, DLH Holdings Corp. (the “Company”) held its 2023 Annual Meeting of Shareholders. Only shareholders of record as of the close of business on January 18, 2023 were entitled to vote at the Annual Meeting. As of the record date, 13,756,969 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 11,753,188 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement filed on January 27, 2023. The final results for each proposal are set forth below.

Proposal 1 – Election of eight directors nominated by the Board to serve until the Company’s 2024 Annual Meeting and until their respective successors are duly elected and qualified

The eight nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

	Nominee	For	Withheld	Broker Non- Votes

	Judith L. Bjornaas	10,207,790	133,237	1,421,161
	Martin J. Delaney	8,869,947	1,471,080	1,421,161
	Dr. Elder Granger	9,913,395	427,632	1,421,161
	Dr. Frances M. Murphy	8,684,307	1,656,720	1,421,161
	Zachary C. Parker	10,186,683	154,344	1,421,161
	Frederick G. Wasserman	9,887,827	453,200	1,421,161
	Austin J. Yerks III	9,353,801	987,226	1,421,161
	Stephen J. Zelkowicz	10,208,907	132,120	1,421,161

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

	For	Against	Abstain	Broker Non-Votes
	9,848,102	486,481	6,444	1,412,161

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023, by the following votes:

	For	Against	Abstain
	11,516,877	15,456	220,855

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: March 14, 2023